                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                ORANGE-CO, INC.

                       PURSUANT TO THE OFFER TO PURCHASE

                             DATED OCTOBER 1, 1999

                                       BY

                              OJ ACQUISITION CORP.

                       WHICH IS INDIRECTLY CONTROLLED BY

                        RESERVOIR CAPITAL GROUP, L.L.C.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
     NEW YORK CITY TIME, ON OCTOBER 29, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                             SUNTRUST BANK, ATLANTA

      Facsimile for Eligible                    By Mail:                    By Overnight Courier:
          Institutions:                  SunTrust Bank, Atlanta             SunTrust Bank, Atlanta
           404-865-5371                   Post Office Box 4625            Stock Transfer Department
                                         Atlanta, Georgia 30302               58 Edgewood Avenue
      Confirm by Telephone:                                                    Room 225, Annex
          1-800-568-3476                                                    Atlanta, Georgia 30303

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders either if certificates for Shares (as defined in the Offer to Purchase dated October 1, 1999 (the "Offer to Purchase")) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by SunTrust Bank, Atlanta (the "Depositary") at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:

    Name of Book-Entry Transfer Facility:

    Account Number:   Transaction Code Number:

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

     Name(s) of Registered Holder(s):

     Window Ticket Number (if any):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Institution which Guaranteed Delivery:

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                                  DESCRIPTION OF SHARES TENDERED
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      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          SHARE CERTIFICATE(S) AND SHARE(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON     TENDERED (ATTACH ADDITIONAL LIST, IF
               SHARE CERTIFICATE(S) TENDERED                               NECESSARY)
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                                                                          TOTAL NUMBER
                                                                           OF SHARES
                                                                SHARE     REPRESENTED   NUMBER OF
                                                             CERTIFICATE    BY SHARE      SHARES
                                                              NUMBER(S)*  CERTIFICATES(S)*  TENDERED**
                                                             --------------------------------------

                                                             --------------------------------------

                                                             --------------------------------------

                                                             --------------------------------------

                                                             --------------------------------------
                                                                TOTAL
                                                                SHARES
---------------------------------------------------------------------------------------------------
   * Need not be completed by Book-Entry Shareholders.
  ** Unless otherwise indicated it will be assumed that all Shares represented by Share
     Certificates delivered to the Depositary are being tendered. See Instruction 4.
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Ladies and Gentlemen:

     The undersigned hereby tenders to OJ Acquisition Corp. ("Purchaser"), a Florida corporation, all the stock of which is owned by Reservoir Capital Partners, L.P., a Delaware limited partnership ("RCP"), Reservoir Capital Associates, L.P., a Delaware limited partnership ("RCA") and Reservoir Capital Master Fund, L.P., a limited partnership organized under the laws of the Cayman Islands ("RCMF"), pursuant to Purchaser's offer to purchase all outstanding Shares of Orange-co, Inc., a Florida corporation (the "Company"), not owned by them, at a price of $7.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The general partner of each of RCP, RCA and RCMF is Reservoir Capital Group, L.L.C., a Delaware limited liability company ("RCG"), whose managing member is Reservoir Capital Management, L.L.C., a Delaware limited liability company ("RCM" and, together with RCP, RCA and RCMF, the "Parent"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer. As used herein, the term "Purchaser" shall, if applicable, include any such subsidiary and affiliate.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends that are declared or paid by the Company on or after the date of the Offer to Purchase and are payable or distributable to shareholders of record on a date prior to the transfer into the name of Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (collectively, "Distributions")), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and Distributions) with full power of substitution (such power of attorney and proxy being deemed to be irrevocable and coupled with an interest), to (a) deliver Share Certificates (and Distributions), or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints designees of Purchaser as such shareholder's agents, attorneys-in-fact and proxies, with full power of substitution, in the manner set forth in the Letter of Transmittal, to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and accepted for payment by Purchaser and with respect to any and all other Shares and other securities or rights issued or issuable in respect of such Shares on or after the date of the Offer to Purchase. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective upon the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all other powers of attorney and proxies given by such shareholder with respect to such Shares and such other securities or rights prior to such payment will be revoked, without further action, and no subsequent powers of attorney and proxies may be given by such shareholder (and, if given, will not be deemed effective). The designees of Purchaser will, with respect to the Shares and such other securities and rights for which such appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or by consent in lieu of any such meeting or otherwise. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and Distributions), that the undersigned own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Shares complies with Rule 14e-4 under the Exchange Act and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents reasonably deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Tenders of Shares pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment pursuant to the Offer, may also be withdrawn at any time after November 29, 1999 (or such later date as may apply in the case that the Offer is extended). See
Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a designated on the front cover

Issue check and/or certificates to:

Name
    -------------------------------------------------------------------
                                    (PLEASE PRINT)
Address
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

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               (TAX PAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
(See Substitute Form W-9)

[ ] Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

Mail check and/or certificate to:

Name
    -------------------------------------------------------------------
                                    (PLEASE PRINT)
Address
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-----------------------------------------------------------------------
               (TAX PAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                             IMPORTANT -- SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)

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                            SIGNATURE(S) OF OWNER(S)

DATED: ________________ , 1999
     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)
Name(s):


                                 (PLEASE PRINT)
Capacity (full title):
Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: (  )
Tax Identification or
Social Security Nos.:
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
Name (Please print):
Name of Firm:
Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
Dated: ________________, 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such person(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Shareholders may request that Shares not purchased be credited to such account maintained at such Book-

Entry Transfer Facility as such Book-Entry Shareholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty, and payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, it must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and
(ii) that (a) such shareholder is exempt from backup withholding, (b) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The shareholder is required to give the Depositary the TIN of the holder of the Shares. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. LOST, DESTROYED, MUTILATED, OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed, mutilated, or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)

                                 PAYOR'S NAME:

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                                                                                   PART 3 -- Social Security Number or
                               PART 1 -- Please provide your name and address in   Employer Identification Number
SUBSTITUTE                     this Part 1 and TIN in Part 3 and certify by
FORM W-9                       signing and dating below:                           --------------------------------------
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE       Name:                                               Awaiting TIN [ ]
                               Address:
-------------------------------------------------------------------------------------------------------------------------
                               PART 2 -- CERTIFICATIONS -- Under penalties of perjury, I certify that:
                               (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and have checked the box in Part 3) and
 PAYER'S REQUEST FOR TAXPAYER  (2) I am not subject to backup withholding because:
 IDENTIFICATION NUMBER
 ("TIN")                            (a) I am exempt from backup withholding, (b) I have not been notified by the Internal
                               Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
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  CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) OF PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU
  ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.
  HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
  NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2).

  Signature:                                                                      Date:
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME WILL BE WITHHELD.

SIGNATURE:
---------------------------------------------------------           DATE: , 1999

     FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        The Depositary for the Offer is:
                             SUNTRUST BANK, ATLANTA

      Facsimile for Eligible                    By Mail:                    By Overnight Courier:
          Institutions:                  SunTrust Bank, Atlanta             SunTrust Bank, Atlanta
           404-865-5371                   Post Office Box 4625            Stock Transfer Department
                                         Atlanta, Georgia 30302               58 Edgewood Avenue
      Confirm by Telephone:                                                    Room 225, Annex
          1-800-568-3476                                                    Atlanta, Georgia 30303

     Questions and requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                      LOGO
                                156 Fifth Avenue

                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                        Call Toll Free (800) 322 - 2885